UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 4, 2025 (August 3, 2025)

HNI Corporation
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-14225	42-0617510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

600 East Second Street
P.O. Box 1109
Muscatine, Iowa 52761-0071
(Address of principal executive offices)
(Zip Code)

(563) 272-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 3, 2025, HNI Corporation, an Iowa corporation (“HNI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with (i) Steelcase Inc., a Michigan corporation (“Steelcase”), (ii) Geranium Merger Sub I, Inc., a Michigan corporation and a direct wholly owned Subsidiary of HNI (“Merger Sub Inc.”), and (iii) Geranium Merger Sub II, LLC, a Michigan limited liability company and a direct wholly owned Subsidiary of HNI (“Merger Sub LLC”).

The Merger Agreement provides, among other things, that, on the terms and subject to the conditions set forth therein (i) Merger Sub Inc. will be merged with and into Steelcase (the “First Merger”), whereupon the separate existence of Merger Sub Inc. will cease, and Steelcase will continue as the surviving corporation of the First Merger and a direct wholly owned subsidiary of HNI and (ii) immediately after the First Merger, Steelcase will be merged with and into Merger Sub LLC (the “Second Merger,” and, together with the First Merger, the “Mergers”), whereupon the separate existence of Steelcase will cease, and Merger Sub LLC will continue as the surviving entity of the Second Merger and a direct wholly owned subsidiary of HNI.

Merger Consideration

At the effective time of the First Merger (the “First Effective Time”), each share of Class A common stock, no par value, of Steelcase (the “Steelcase Class A Common Stock”), and each share of Class B common stock, no par value, of the Steelcase (the “Steelcase Class B Common Stock” and, collectively with the Steelcase Class A Common Stock, the “Steelcase Common Stock”), to the extent issued and outstanding immediately prior to the First Effective Time (other than shares of Steelcase Common Stock held directly by HNI, Merger Sub Inc. or Merger Sub LLC) will convert into, at the election of the holder thereof, the right to receive (the consideration such holder elects, subject to adjustment as described below, the “Merger Consideration”): (i) the combination (the “Mixed Consideration”) of (a) 0.2192 shares of HNI common stock, par value $1.00 per share (“HNI Common Stock”), and (b) $7.20 in cash; (ii) an amount of cash (rounded to two decimal places) (the “Cash Consideration”), equal to the sum of (a) $7.20 and (b) the product obtained by multiplying 0.2192 by the volume-weighted average closing price (rounded to four decimal places) of one share of HNI Common Stock on the New York Stock Exchange for the 10 consecutive trading days ending on the second full trading day preceding the First Effective Time (the “HNI Common Stock Reference Price”); or (iii) a number of shares of HNI Common Stock (the “Stock Consideration”) equal to the sum of (a) 0.2192 and (b) the quotient (rounded to four decimal places) obtained by dividing $7.20 by the HNI Common Stock Reference Price, in each case without interest and subject to any required tax withholding. The Merger Consideration to be paid to holders of Steelcase Common Stock who do not make an election will be the Mixed Consideration. The Merger Consideration to be paid to holders of Steelcase Common Stock electing to receive the Cash Consideration or the Stock Consideration in connection with the Mergers is subject, pursuant to the Merger Agreement, to automatic adjustment, as applicable, to ensure that the total amount of cash paid and the total number of shares of HNI Common Stock issued in the Mergers is the same as what would be paid and issued in the aggregate if all holders of Steelcase Common Stock entitled to the Merger Consideration were to receive the Mixed Consideration at the First Effective Time. No fractional shares of HNI Common Stock will be issued in the Mergers, and holders of Steelcase Common Stock will receive cash in lieu of any fractional shares of HNI Common Stock.

Treatment of Steelcase Equity Awards

On the terms and subject to the conditions set forth in the Merger Agreement, at the First Effective Time, each outstanding Steelcase equity and cash-based award will be treated as follows:

•	Restricted Stock Unit Awards. Each Vested Company RSU Award (as defined in the Merger Agreement) will be canceled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product obtained by multiplying (A) the number of shares of Steelcase Common Stock subject to the Company RSU Award (as defined in the Merger Agreement) immediately prior to the First Effective Time by (B) the Cash Consideration; and each Unvested Company RSU Award (as defined in the Merger Agreement) will be assumed by HNI and converted into a restricted stock unit award that settles in an amount in cash (that accrues interest) and a number of shares of HNI Common Stock (rounded to the nearest whole share) that the holder would have received if the holder would have converted all of the Steelcase Common Stock underlying the Unvested Company RSU Award based on an election to receive Mixed Consideration with the same terms and conditions as applied to such Unvested Company RSU Award immediately prior to the First Effective Time.

•	Deferred Restricted Stock Units. Each Company DSU Award (as defined in the Merger Agreement) will be canceled and converted into the right to receive an amount in cash (without interest other than as required pursuant to applicable plan terms and subject to applicable withholding taxes) equal to the product obtained by multiplying (A) the number of shares of Steelcase Common Stock subject to the Company DSU Award immediately prior to the First Effective Time by (B) the Cash Consideration.

•	Performance Unit Awards. Each Company PSU Award (as defined in the Merger Agreement) will be assumed by HNI and converted into a restricted stock unit award that settles in an amount in cash (that accrues interest) and a number of shares of HNI Common Stock (rounded to the nearest whole share) that the holder would have received if the holder would have converted all of the Steelcase Common Stock underlying the Company PSU Award based on an election to receive Mixed Consideration (with the performance-based vesting condition that applied to the Company PSU Award immediately prior to the First Effective Time deemed attained at the performance level based on Steelcase’s actual performance).

•	Cash-Based Awards. Each Company Cash-Based Award (as defined in the Merger Agreement) will be treated in accordance with the applicable award agreement and Steelcase’s equity plan with the performance-based vesting condition that applied to the Company Cash-Based Award immediately prior to the First Effective Time deemed attained based on Steelcase’s actual performance, and accruing interest for the remainder of the performance period.

•	Cash Bonus Opportunity Awards. Each Company CBOA (as defined in the Merger Agreement) will be treated in accordance with the applicable award agreement and Steelcase’s equity plan.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties of both Steelcase, on one hand, and HNI, Merger Sub Inc. and Merger Sub LLC, on the other hand, and the parties have agreed to customary covenants, including, among others, relating to (i) the conduct of Steelcase’s and HNI’s businesses during the period between the execution of the Merger Agreement and the First Effective Time, (ii) the obligations of each of Steelcase and HNI to call a meeting of its respective shareholders and (iii) Steelcase’s and HNI’s respective non-solicitation obligations related to alternative business combination proposals.

The Merger Agreement provides for Steelcase, upon the conversion of shares of Steelcase Class B Common Stock contemplated by the Pew Voting Agreement, which is described in Item 8.01 of this Current Report on Form 8-K, to take all further actions necessary or desirable to carry out the conversion of all Steelcase Class B Common Stock into Steelcase Class A Common Stock.

Under the Merger Agreement, each of the parties has agreed to use its reasonable best efforts to take such actions and do all things reasonably necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Merger Agreement prior to the Termination Date (as defined below) and to cause the conditions to the Mergers under the Merger Agreement to be satisfied as promptly as reasonably practicable, including using reasonable best efforts to obtain as promptly as reasonably practicable all consents and approvals from any governmental authority or other person that are necessary, proper or advisable in connection with the consummation of the transactions contemplated by the Merger Agreement, subject to certain limitations, including with respect to divestitures and other restrictions, set forth in the Merger Agreement.

Governance

Pursuant to the Merger Agreement, at the First Effective Time, (i) the size of the board of directors of HNI will be increased by two to a total of twelve members and (ii) two members of the Steelcase board of directors will be appointed to the board of directors of HNI.

Conditions to Completing the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain customary conditions, including (a) the adoption of the Merger Agreement and the approval of the First Merger by the affirmative vote of the holders of a majority of the outstanding shares of Steelcase Class A Common Stock entitled to vote thereon (the “Steelcase Shareholder Approval”); (b) approval of the issuance of HNI Common Stock (the “HNI Stock Issuance”) in connection with the Mergers by the votes cast favoring the HNI Stock Issuance exceeding the votes cast opposing the HNI Stock Issuance, in each case, by the holders of the shares of HNI Common Stock, present in person or represented by proxy and entitled to vote (the “HNI Shareholder Approval”); (c) the shares of HNI Common Stock to be issued to holders of Steelcase Common Stock in connection with the Mergers being approved for listing on the NYSE, subject to official notice of issuance; (d) the effectiveness of the registration statement to be filed by HNI with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the HNI Common Stock to be issued in the Mergers; (e) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the consummation of the Mergers; (f) the absence of an injunction or law prohibiting the Mergers; (g) the accuracy of the parties’ respective representations and warranties, subject to standards of materiality set forth in the Merger Agreement, (h) material compliance by each party with its respective obligations under the Merger Agreement; and (i) the absence of a material adverse effect with respect to each of HNI and Steelcase.

Termination; Termination Fee

The Merger Agreement includes specified termination rights, including that the Merger Agreement may be terminated (a) by the mutual written consent of each of HNI and Steelcase; (b) by either HNI or Steelcase if the consummation of the Mergers does not occur on or before May 4, 2026, subject to an automatic extension for up to three periods of three months under certain circumstances (such date, as may be so extended, the “Termination Date”); (c) by either HNI or Steelcase if there exists a law or final and nonappealable order prohibiting the Mergers; (d) by either HNI or Steelcase upon a failure to obtain the Steelcase Shareholder Approval or the HNI Shareholder Approval (in either case after a shareholder meeting is held for such purpose); (e) by either HNI or Steelcase in the event of a material uncured breach by the other party of its representations, warranties, covenants or other agreements under the Merger Agreement; (f) by Steelcase, prior to receipt of the Steelcase Shareholder Approval, to enter into a definitive agreement with respect to a Company Superior Proposal (as defined in the Merger Agreement) or by HNI, at any time prior to receipt of the HNI Shareholder Approval, to enter into a definitive agreement with respect to a Parent Superior Proposal (as defined in the Merger Agreement); and (g) by Steelcase in the event the HNI board of directors makes a Parent Adverse Recommendation Change (as defined in the Merger Agreement) or by HNI in the event the Steelcase board of directors makes a Company Adverse Recommendation Change (as defined in the Merger Agreement). The Merger Agreement provides for the payment by Steelcase to HNI of a termination fee of $67 million if the Merger Agreement is terminated in specified circumstances, and for payment by HNI to Steelcase of a termination fee of $71 million or $134 million, as applicable, if the Merger Agreement is terminated in specified circumstances.

Debt Financing

In connection with its entry into the Merger Agreement, on August 3, 2025, HNI entered into a debt financing commitment letter and related fee letter with JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC (the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide HNI with debt financing in an aggregate principal amount of $1,100 billion in the form of a senior unsecured 364-day bridge loan facility, subject to customary conditions as set forth therein. The net proceeds of the debt financing will be used to pay all or a portion of the costs associated with the transactions contemplated under the Merger Agreement, to refinance certain existing indebtedness of HNI and Steelcase and to pay any related fees and expenses.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about HNI, Steelcase, Merger Sub Inc. or Merger Sub LLC. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in HNI’s or Steelcase’s respective public disclosures.

Item 7.01	Regulation FD Disclosure.

On August 4, 2025, HNI and Steelcase issued a joint press release announcing the execution Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the Merger Agreement, Steelcase and HNI intend to provide supplemental information regarding the proposed transaction in presentations to analysts and investors. The slides that will be made available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

Item 8.01	Other Events.

Voting Agreements

In connection with the execution of the Merger Agreement, HNI on August 3, 2025 entered into a voting and support agreement (each, a “Voting Agreement,” and together, the “Voting Agreements”) with each of (1) Robert C. Pew III and Susan H. Taylor (the “Pew Voting Agreement”) and (2) Jennifer C. Niemann. Each Voting Agreement provides, among other things, that the signatories thereto will cause the shares of Steelcase Common Stock held by the respective shareholder(s) named therein to be voted in favor of the approval and adoption (as applicable) of the Merger Agreement and the transactions contemplated thereby and against specified types of alternative transactions and proposals with respect to Steelcase. Each Voting Agreement terminates upon the earliest to occur of (i) the First Effective Time, (ii) termination of the Merger Agreement, (iii) certain amendments to the Merger Agreement without the shareholder’s prior consent or (iv) the mutual agreement of the parties thereto. The Pew Voting Agreement requires, within 10 business days of the date of such Voting Agreement, the voluntary conversion of Steelcase Class B Common Stock to Steelcase Class A Common Stock, pursuant to the Articles, in an amount of Steelcase Class B Common Stock necessary to cause the automatic conversion of all Steelcase Class B Common Stock pursuant to the Articles. Under each of the Voting Agreements, the shareholder parties are subject to restrictions on transfers of their shares of Steelcase Common Stock without the prior written consent of HNI and to non-solicitation obligations and related restrictions related to alternative business combination proposals with respect to Steelcase. As of the date of the Voting Agreements, the Voting Agreements apply to shares of Steelcase Common Stock accounting for approximately 5% of the number and voting power of outstanding shares of Steelcase Common Stock after giving effect to the conversion of all of the outstanding Steelcase Class B Common Stock to Steelcase Class A Common Stock as contemplated by the Pew Voting Agreement. The foregoing description of each Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, which are filed as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, by and among Steelcase Inc., HNI Corporation, Geranium Merger Sub I, Inc. and Geranium Merger Sub II, LLC, dated as of August 3, 2025.

99.1	Joint Press Release, dated as of August 4, 2025.

99.2	Investor Presentation, dated as of August 4, 2025.

99.3	Voting and Support Agreement, by and among HNI Corporation, Robert C. Pew III and Susan H. Taylor, dated as of August 3, 2025.

99.4	Voting and Support Agreement, by and between HNI Corporation and Jennifer C. Niemann, dated as of August 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HNI hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request; provided, however, that HNI may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished

* * *

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about HNI’s, Steelcase’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project”, “target,” “trend” and similar words, phrases or expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the transaction between HNI and Steelcase (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between HNI and Steelcase; the outcome of any legal proceedings that may be instituted against HNI or Steelcase; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that seeking or obtaining such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Steelcase operate; any failure to promptly and effectively integrate the businesses of HNI and Steelcase; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Steelcase’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Steelcase that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, competitive and general economic conditions domestically and internationally; acts of terrorism, war, governmental action, natural disasters, pandemics and other Force Majeure events; cyberattacks; changes in the legal and regulatory environment; changes in raw material, commodity and other input costs; currency fluctuations; changes in customer demand; and the other risks and contingencies detailed in Steelcase’s most recent Annual Report on Form 10-K and its other filings with the U.S. Securities and Exchange Commission (the “SEC”).

Additional important factors relating to HNI that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, HNI’s ultimate realization of the anticipated benefits of the acquisition of Kimball International; disruptions in the global supply chain; the effects of prolonged periods of inflation and rising interest rates; labor shortages; the levels of office furniture needs and housing starts; overall demand for HNI’s products; general economic and market conditions in the United States and internationally; industry and competitive conditions; the consolidation and concentration of HNI’s customers; HNI’s reliance on its network of independent dealers; change in trade policy, including with respect to tariff levels; changes in raw material, component, or commodity pricing; market acceptance and demand for HNI’s new products; changing legal, regulatory, environmental, and healthcare conditions; the risks associated with international operations; the potential impact of product defects; the various restrictions on HNI’s financing activities; an inability to protect HNI’s intellectual property; cybersecurity threats, including those posed by potential ransomware attacks; impacts of tax legislation; and force majeure events outside HNI’s control, including those that may result from the effects of climate change, a description of which risks and uncertainties and additional risks and uncertainties can be found in HNI’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause HNI’s, Steelcase’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Steelcase’s or the combined company’s results.

All forward-looking statements attributable to HNI, Steelcase, or the combined company, or persons acting on HNI’s or Steelcase’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and HNI and Steelcase do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Steelcase updates one or more forward-looking statements, no inference should be drawn that HNI or Steelcase will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Steelcase and factors that could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Steelcase’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

NO OFFER OR SOLICITATION

This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, HNI will file with the SEC a Registration Statement on Form S-4 to register the shares of HNI common stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of HNI and Steelcase that also constitutes a prospectus of HNI. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of HNI and Steelcase.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, STEELCASE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Steelcase through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Steelcase at its website, www.steelcase.com (information included on or accessible through either of HNI’s or Steelcase’s website is not incorporated by reference into this communication).

PARTICIPANTS IN THE SOLICITATION

HNI, Steelcase, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of HNI and Steelcase and other persons who may be deemed to be participants in the solicitation of proxies in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of HNI and their ownership of HNI common stock is set forth in the definitive proxy statement (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000048287/000114036125008039/ny20044760x1_def14a.htm) for HNI’s 2025 Annual Meeting of Shareholders, filed with the SEC on March 11, 2025; in Table I (Information about our Executive Officers) at the end of Part I of HNI’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; in HNI’s Current Report on Form 8-K filed with the SEC on June 20, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by HNI’s directors and executive officers; and in other documents filed by HNI with the SEC. Information about the directors and executive officers of Steelcase and their ownership of Steelcase common stock can be found in Steelcase’s definitive proxy statement (https://www.sec.gov/ix?doc=/Archives/edgar/data/0001050825/000105082525000082/scs-20250528.htm) in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on May 28, 2025; under the heading “Supplementary Item. Information About Our Executive Officers” in Steelcase’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025, filed with the SEC on April 18, 2025; in Steelcase’s Amendment No. 1 to Current Report on Form 8-K/A filed with the SEC on July 11, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by Steelcase’s directors and executive officers; and in other documents filed by Steelcase with the SEC. Free copies of the documents referenced in this paragraph may be obtained as described above under the heading “Important Information and Where to Find It.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 4, 2025

HNI CORPORATION

By:	/s/ Vincent Paul Berger II
	Name:	Vincent Paul Berger II
	Title:	Executive Vice President and Chief Financial Officer